UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2019

SIGNET JEWELERS LIMITED
(Exact name of registrant as specified in its charter)

Commission File Number: 1-32349

Bermuda	Not Applicable
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Clarendon House
2 Church Street
Hamilton
HM11
Bermuda
(Address of principal executive offices, including zip code)

(441) 296 5872
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of $0.18 each	SIG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

(a) The Annual Meeting of Shareholders of Signet Jewelers Limited (the “Company”) was held on June 14, 2019.

(b) The following matters were voted upon at the Annual Meeting of Shareholders and the results of the voting were as follows:

Proposal One:

To elect eleven directors to the Company’s Board of Directors (the “Board”) to serve until the next Annual Meeting of Shareholders of the Company or until their respective successors are elected in accordance with the Bye-laws of the Company.

Director Nominee	For	Against	Abstain	Broker Non-Vote
H. Todd Stitzer	48,050,619	518,049	27,879	3,911,545
Virginia C. Drosos	42,349,304	6,222,403	24,840	3,911,545
R. Mark Graf	48,201,399	367,036	28,112	3,911,545
Zackery A. Hicks	48,205,043	280,571	110,933	3,911,545
Helen McCluskey	48,021,153	549,646	25,930	3,911,545
Sharon L. McCollam	48,210,200	359,923	26,424	3,911,545
Nancy A. Reardon	48,149,429	416,096	31,022	3,911,545
Jonathan Seiffer	48,202,027	283,876	110,644	3,911,545
Jonathan Sokoloff	48,167,342	401,274	27,931	3,911,545
Brian Tilzer	48,057,878	510,663	28,006	3,911,545
Eugenia Ulasewicz	48,132,724	437,737	26,086	3,911,545

Proposal Two:

To appoint KPMG LLP as independent auditor of the Company, to hold office until the conclusion of the next Annual Meeting of Shareholders of the Company and to authorize the Audit Committee of the Board to determine its compensation.

For	Against	Abstain	Broker Non-Vote
51,821,973	594,473	91,646	0

Proposal Three:

To approve, on a non-binding advisory basis, the compensation of the named executive officers as disclosed in the Company’s Proxy Statement (the “Say-on-Pay” vote).

For	Against	Abstain	Broker Non-Vote
41,296,699	7,241,762	58,086	3,911,545

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNET JEWELERS LIMITED
Date: June 18, 2019

	By:	/s/ Lynn Dennison
	Name:	Lynn Dennison
	Title:	Chief Legal & Transformation Officer